UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

January 30, 2002
Date of Report (Date of earliest event reported):

MeadWestvaco Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One High Ridge Park, Stamford, Connecticut 06905
(Address of principal executive offices)

(203) 461-7400
(Registrant's telephone number, including area code)

ITEM 5.   OTHER ITEMS

On January 29, 2002, The Mead Corporation ("Mead") and Westvaco Corporation ("Westvaco") merged resulting in the formation of MeadWestvaco Corporation (f/k/a MW Holding Corporation) ("MeadWestvaco"). The merger is being accounted for as an acquisition of Mead by Westvaco and, consequently, the historical financial statements of Westvaco become the historical financial statements of MeadWestvaco. Accordingly, Exhibit 99.1 and 99.2 are the audited financial statements of the business acquired (Mead) and the related pro forma combined condensed financial data, respectively. A copy of the news release announcing the closing of the merger was filed on an Item 2, Form 8-K on January 30, 2002.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 23.1
Consent of Deloitte & Touche LLP

Exhibit 99.1

The Audited Consolidated Financial Statements of The Mead Corporation as of December 31, 2001 and 2000, and for the each of the three years ended December 31, 2001, 2000 and 1999.
Notes to Consolidated Financial Statements
Report of Independent Accountants

Exhibit 99.2	Pro Forma Financial Information
Unaudited Pro Forma Combined Condensed Financial Data
Unaudited Pro Forma Combined Condensed Balance Sheet as of October 31, 2001
Notes to Unaudited Pro Forma Combined Condensed Balance Sheet
Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended October 31, 2001
Notes to Pro Forma Combined Condensed Statements of Operations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEADWESTVACO CORPORATION

By:  /s/ John W. Hetherington
     John W. Hetherington
       Secretary
Date: March 7, 2002

	EXHIBIT INDEX	Page No.

Exhibit 23.1
Consent of Deloitte & Touche LLP
5

Exhibit 99.1

The Audited Consolidated Financial Statements of The Mead Corporation as of December 31, 2001 and 2000, and for the each of the three years ended December 31, 2001, 2000 and 1999.
Notes to Consolidated Financial Statements
Report of Independent Accountants

Exhibit 99.2	Pro Forma Financial Information
Unaudited Pro Forma Combined Condensed Financial Data
Unaudited Pro Forma Combined Condensed Balance Sheet as of October 31, 2001
Notes to Unaudited Pro Forma Combined Condensed Balance Sheet
Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended October 31, 2001
Notes to Pro Forma Combined Condensed Statements of Operations